2017 Annual Shareholders Meeting 1 February 9, 2017

Forward Looking Statements This presentation contains statements about future events that constitute forward - looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward - looking statements may be identified by reference to a future period or periods, or by the use of forward - looking terminology, such as “may,” “will,” “believe,” “expect,” or similar terms or variations on those terms, or the negative of those terms. Forward - looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risk - factors previously disclosed in the Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the Company’s pricing, products and services, and with respect to the loans extended by the Bank and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loans may decline in value; and the risk that significant expense may be incurred by the Company in connection with the resolution of these loans. The Company wishes to caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Company Overview

Magyar Bancorp, Inc. Overview ▪ Magyar Bank, a New Jersey chartered savings bank originally founded in 1922, is the wholly owned subsidiary of Magyar Bancorp, Inc. ▪ Magyar Bancorp, Inc., trades on NASDAQ under the symbol MGYR. Currently 45.0% is owned by public shareholders. The balance of the shares outstanding are owned by Magyar Bancorp, MHC. ▪ As of September 30, 2016, we had $584 million in total assets, $455 million in net loans, $493 million in deposits and $48 million in stockholders’ equity. ▪ Magyar Bank conducts its business from its main office in New Brunswick and five additional branch offices located in North Brunswick, South Brunswick, Branchburg, Bridgewater, and North Edison, New Jersey. 4

5 Magyar Bank Branch Locations

Deposits by Branch $135 $108 $110 $48 $34 $40 $142 $106 $113 $45 $39 $41 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 New Brunswick - HQ South Brunswick North Brunswick Branchburg Bridgewater Edison Dollars in Millions Total Deposits - 12/31/15 Total Deposits - 12/31/16 6 Totals exclude brokered deposits . Deposits as of 12/31/16.

2016 Review ▪ Net Income for FY16 increased 22% over FY15 ▪ Non - performing assets declined 26% ▪ Checking deposits grew 10.9% during FY16, and were 29% of total deposits on 9/30/16 7

2016 Review ▪ Sold twenty OREO properties with a carrying value of $4.7 million ▪ OREO portfolio declined 25% ▪ Increased loans by 8% during 2016 8

Financial Highlights 9

Asset Trend $508.8 $537.7 $530.4 $550.6 $584.3 $587.7 $460.0 $480.0 $500.0 $520.0 $540.0 $560.0 $580.0 $600.0 Dollars in Millions Total Assets 10

Loan Composition $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 9/30/12 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 Dollars in Millions 1-4 Family Residential Commercial Real Estate Construction Commercial/Business HELOC Other 11 $406.8 $457.9 $464.7 $388.9 $399.6 $423.3

Non - Performing Loans $0 $5,000 $10,000 $15,000 $20,000 $25,000 9/30/12 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 Dollars in Thousands HELOC 1-4 Family Residential Commercial/Business Commercial RE Construction $4,207 $5,897 $4,15 0 $20,074 $15,656 $9,785 12

Other Real Estate Owned $13,381 $14,756 $17,342 $16,192 $12,082 $11,962 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 9/30/12 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 Dollars in Thousands 13

Sale of Other Real Estate Owned (OREO) ▪ Fiscal Year 2016 - Magyar Bank sold twenty OREO properties with an aggregate carrying value of $4.7 million for a net loss of $101,000. ▪ Magyar Bank was able to secure the title for 4 other properties totaling $1.8 million during Fiscal Year 2016. ▪ Magyar Bank currently has 3 properties under contract totaling $895,000. ▪ Strategies in addressing OREO properties ▪ Transition from sales to rentals to offset carrying costs ▪ Aggressively market property to receive full current value 14

Non - Performing Assets/Assets 3.95% 2.91% 1.84% 1.07% 0.72% 0.71% 2.62% 2.74% 3.27% 2.94% 2.07% 2.03% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 9/30/12 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 Non-Performing Loans OREO 15 5.11% 2.79% 2.74% 6.57% 5.65% 4.01%

Deposit Composition $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 9/30/12 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 Dollars in Millions CDs (inc. IRA) Savings Accounts Money Market Accounts Checking $466 $493 $500 $417 $453 $448 16

Checking Deposit Growth $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 9/30/12 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 Dollars in Thousands Non-Interest Checking Interest Checking 17 $95,209 $143,507

Quarterly Net Interest Margin 3.37% 3.19% 3.20% 3.37% 3.32% 3.30% 2.06% 2.27% 1.78% 1.49% 1.60% 2.45% 3.16% 3.19% 3.13% 3.05% 3.04% 3.19% 1.40% 1.90% 2.40% 2.90% 3.40% 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 MGYR Net Interest Margin 10-yr. Treasury Yield Average - MHC Peer Group 18 MHC Peer Group – MHCs in NJ, NY, CT, PA, DE with Assets $200M - $1.5B Source: SNL Financial

Pre - Tax Quarterly Net Income $174 $53 $265 $272 $256 $199 $364 $493 $502 $281 $401 $571 $- $100 $200 $300 $400 $500 $600 Q1 Q2 Q3 Q4 Dollars in Thousands FY 2014 FY 2015 FY 2016 19

Pre - Tax Annual Net Income $283 $759 $1,310 $1,755 $0.05 $0.10 $0.15 $0.19 $- $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 9/30/13 9/30/14 9/30/15 9/30/16 EPS Dollars in Thousands Net Income EPS 20

Stockholders Equity 21 MGYR Remains Well - Capitalized $45.3 $47.9 $44.0 $44.5 $45.0 $45.5 $46.0 $46.5 $47.0 $47.5 $48.0 $48.5 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 (Dollars in Millions) Total Equity $7.80 $8.23 $7.50 $7.60 $7.70 $7.80 $7.90 $8.00 $8.10 $8.20 $8.30 9/30/13 9/30/14 9/30/15 9/30/16 12/31/16 Book Value Per Share

Stock Price Performance 22

MGYR Stock Performance (5.00) 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 40.00 Percentage Change MGYR (30.82%) SNL U.S. Thrift (25.33%) SNL U.S. Thrift MHCs (8.75)% MGYR Stock Price 2/24/2016 - $9.81 1/31/2017 - $12.84 23

MGYR Stock Performance – 3 Year (10.00) 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 Percentage Change MGYR (60.88%) SNL U.S. Thrift (36.95%) SNL U.S. Thrift MHCs (47.43%) MGYR Stock Price 1/31/2014 - $7.98 1/31/2017 - $12.84 24

MGYR Stock Performance – 5 Year (50.00) 0.00 50.00 100.00 150.00 200.00 250.00 300.00 Percentage Change MGYR (256.63%) SNL U.S. Thrift (88.82%) SNL U.S. Thrift MHCs (118.29%) MGYR Stock Price 1/31/2012 - $3.60 1/31/2017 - $12.84 25 Source: SNL

Fiscal Year 2017 Outlook 26

Fiscal Year 2017 Outlook • Continued improvement in earnings and EPS • Deposit Strategy – emphasize relationship banking and our community banking strategy • Identify quality residential and commercial lending opportunities • Manage interest rate risk in an increasing rate environment 27

Fiscal Year 2017 Outlook • Continued focus on non - interest expenses • Further reduction in non - performing assets • Implement Mobile Banking app • Launch Debit Card fraud protection product • Regulatory impact under new Administration 28

Questions? 29